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                              Arthur Andersen LLP


                                 EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Heller Financial, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1995, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm under the heading "Experts" included in this registration statement.


                                            /S/ Arthur Andersen LLP
                                          _______________________________
                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
September 6, 1995